THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

SKINVISIBLE, INC.

PROMISSORY NOTE

$______________	__________________, 2013
Las Vegas, Nevada

FOR VALUE RECEIVED, Skinvisible, Inc., a Nevada corporation (the “Company”) promises to pay to _________________ (“Investor”), or its registered assigns, in lawful money of the United States of America the principal sum of _________________________ ($________), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to 9% per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) the second anniversary of the date of this Note (the “Maturity Date”), (ii) upon the occurrence of an IPO of at least $10,000,000, sale of assets or change of control, or (iii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Investor or made automatically due and payable in accordance with the terms hereof. This Note is one of the “Notes” issued pursuant to the Note Purchase Agreement of even date herewith (as amended, modified or supplemented, the “Note Purchase Agreement”) between the Company and the Investors (as defined in the Note Purchase Agreement).

The following is a statement of the rights of Investor and the conditions to which this Note is subject, and to which Investor, by the acceptance of this Note, agrees:

1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a)     the “Company” includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of the Company under this Note.

(b)     “Event of Default” has the meaning given in Section 4 hereof.

(c)     “GAAP” shall mean generally accepted accounting principles as in effect in the United States of America from time to time.

(d)     “Investor” shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

(e)     “Majority in Interest” shall mean, more than 50% of the aggregate outstanding principal amount of the Notes issued pursuant to the Note Purchase Agreement.

(f)      “Material Adverse Effect” shall mean a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of the Company; (b) the ability of the Company to pay or perform the Obligations in accordance with the terms of this Note and the other Transaction Documents and to avoid an Event of Default, or an event which, with the giving of notice or the passage of time or both, would constitute an Event of Default, under any Transaction Document; or (c) the rights and remedies of Investor under this Note, the other Transaction Documents or any related document, instrument or agreement.

(g)     “Note Purchase Agreement” has the meaning given in the introductory paragraph hereof.

(h)     “Obligations” shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Investor of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note and the Note Purchase Agreement, including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

(i)       “Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

(j)      “Securities Act” shall mean the Securities Act of 1933, as amended.

(k)     “Subsidiary” shall mean (a) any corporation of which more than 50% of the issued and outstanding equity securities having ordinary voting power to elect a majority of the Board of Directors of such corporation is at the time directly or indirectly owned or controlled by the Company, (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time directly or indirectly owned and controlled by the Company, (c) any other entity included in the financial statements of the Company on a consolidated basis.

(l)       “Transaction Documents” shall mean this Note, each of the other Notes issued under the Note Purchase Agreement and the Note Purchase Agreement.

2.       Interest. Accrued interest on this Note shall be payable monthly to the Investor and paid as per instructions on Exhibit B.

3.       Prepayment. Upon five days prior written notice to Investor, the Company may prepay this Note in whole or in part; provided that: (i) any prepayment of this Note may only be made in connection with the prepayment of all Notes issued under the Note Purchase Agreement on a pro rata basis, based on the respective aggregate outstanding principal amounts of each such Note, and (ii) any such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

4.       Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note and the other Transaction Documents:

(a)     Failure to Pay. The Company shall fail to pay (i) when due any principal or interest payment on the due date hereunder and such payment shall not have been made within ten days of the Company’s receipt of Investor’s written notice to the Company of such failure to pay; or

(b)     Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) discontinue its business, (ii) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing;

(c)     Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or stayed within 60 days of commencement;

(d) Foreclosure Proceedings. Proceedings are commenced to foreclose a security interest or lien on any property or assets of the Company as a result of default in the payment or performance of any debt of the Company for borrowed money in excess of $1,000,000;

(e) Judgment Against the Company. A final judgment for the payment of money in excess of $200,000 is entered against the Company by a court of competent jurisdiction, and such judgment is not discharged in accordance with its terms within sixty (60) days after the date such judgment is entered, and within such period an appeal therefrom has not been prosecuted and the execution thereof caused to be stayed during such appeal; or

(f) Garnishment. An attachment or garnishment is levied against the assets or properties of the Company involving an amount in excess of $1,000,000, and such levy is not vacated or otherwise terminated within sixty (60) days after the date of its effectiveness;

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5.       Rights of Investor upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default described in Sections 4(b) or 4(c)) and at any time thereafter during the continuance of such Event of Default, Investor may, with the consent of a Majority in Interest of the holders of the Notes issued under the Note Purchase Agreement, by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in Sections 4(b) and 4(c), immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default and subject to the consent of a Majority in Interest of the holders of the Notes issued under the Note Purchase Agreement, Investor may exercise any other right power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

6.       Security Interest.

(a)     Grant. As collateral security for the prompt, complete, and timely satisfaction of all present and future indebtedness, liabilities, duties, and obligations of Company to Investor evidenced by or arising under this Note, and including, without limitation, all principal and interest payable under this Note, any future advances added to the principal amount due hereunder (collectively, the “Obligations”), the Company hereby pledges, assigns and grants to Investor a continuing security interest and lien in all of the Company’s right, title and interest in and to the property, whether now owned or hereafter acquired by the Company and whether now existing or hereafter coming into existence or acquired, including the proceeds of any disposition thereof, described on Exhibit “A” attached hereto and incorporated herein by this reference (collectively, the “Collateral”). As applicable, the terms of this Note with respect to the Company’s granting of a security interest in the Collateral to Investor shall be deemed to be a security agreement under applicable provisions of the Uniform Commercial Code (“UCC”), with the Company as the debtor and Investor as the secured party.

(b)     Perfection. Upon the execution and delivery of this Note, the Company authorizes Investor to file such financing statements and other documents in such offices as shall be necessary or as Investor may reasonably deem necessary to perfect and establish the priority of the liens granted by this Note, including any amendments, modifications, extensions or renewals thereof. The Company agrees, upon Investor’s request, to take all such actions as shall be necessary or as Investor may reasonably request to perfect and establish the priority of the liens granted by this Note, including any amendments, modifications, extensions or renewals thereof.

7.       Successors and Assigns. Subject to the restrictions on transfer described in Section 9 below, the rights and obligations of the Company and Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

8.       Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the holders of a Majority in Interest.

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9.       Transfer of this Note. Investor may transfer this Note to a parent, subsidiary or other affiliate of the Investor, provided that the transferee has agreed in writing for the benefit of the Company to take and hold such Note subject to, and to be bound by, the terms and conditions set forth in this Agreement. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for all purposes whatsoever, and the Company shall not be affected by notice to the contrary.

10.    Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Note Purchase Agreement, or at such other address or facsimile number as the Company shall have furnished to Investor in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

11.    Pari Passu Notes. Investor acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to the other Notes issued pursuant to the Note Purchase Agreement or pursuant to the terms of such Notes. In the event Investor receives payments in excess of its pro rata share of the Company’s payments to the Investors of all of the Notes, then Investor shall hold in trust all such excess payments for the benefit of the holders of the other Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

12.    Usury. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

13.    Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

14.    Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law provisions of the State of Nevada, or of any other state.

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The Company has caused this Note to be issued as of the date first written above.

SKINVISIBLE, INC.
By: /s/ Terry Howlett
Terry Howlett
CEO

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EXHIBIT A

COLLATERAL

US Patent rights granted for the Company’s Sunscreen Products: US patent number #8,128,913: “Sunscreen Composition with Enhanced UV-A Absorber Stability and Methods.”

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EXHIBIT B

PAYMENT

Please send monthly interest payment by bank wire to:

Credit Account of_________________________________

Name of Bank: ____________________________________

Account Number: _________________________________

Federal Routing Number: ___________________________

Or send by mail to:

Name of Investor____________________________

Address: ____________________________________

___________________________________

_____________________________________

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